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EXHIBIT 24

POWER OF ATTORNEY

        The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Act"). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Cecil D. Conlee Date: March 28, 2011
State of: Georgia
County of: Fulton

On this 28th day of March, 2011, before me personally appeared Cecil D. Conlee, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.
/s/ Ellie Jean Twitty Notary Public
My Commission expires: September 12, 2012
[NOTARY SEAL]

 POWER OF ATTORNEY

        The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Act"). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ George C. Guynn George C. Guynn Date: March 28, 2011
State of: Georgia
County of: Fulton

On this 28th day of March, 2011, before me personally appeared George C. Guynn, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.
/s/ Ellie Jean Twitty Notary Public
My Commission expires: September 12, 2012
[NOTARY SEAL]

 POWER OF ATTORNEY

        The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Act"). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ John R. Holder John R. Holder Date: March 28, 2011
State of: Georgia
County of: Fulton

On this 28th day of March, 2011, before me personally appeared John R. Holder, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.
/s/ Ellie Jean Twitty Notary Public
My Commission expires: September 12, 2012
[NOTARY SEAL]

 POWER OF ATTORNEY

        The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Act"). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ J. Reese Lanier J. Reese Lanier Date: March 28, 2011
State of: Georgia
County of: Fulton

On this 28th day of March, 2011, before me personally appeared J. Reese Lanier, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.
/s/ Ellie Jean Twitty Notary Public
My Commission expires: September 12, 2012
[NOTARY SEAL]

POWER OF ATTORNEY

        The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Act"). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Dennis M. Love Dennis M. Love Date: March 28, 2011
State of: Georgia
County of: Fulton

On this 28th day of March, 2011, before me personally appeared Dennis M. Love, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.
/s/ Ellie Jean Twitty Notary Public
My Commission expires: September 12, 2012
[NOTARY SEAL]

POWER OF ATTORNEY

        The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Act"). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ Clarence H. Smith Clarence H. Smith Date: March 28, 2011
State of: Georgia
County of: Fulton

On this 28th day of March, 2011, before me personally appeared Clarence H. Smith, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.
/s/ Ellie Jean Twitty Notary Public
My Commission expires: September 12, 2012
[NOTARY SEAL]

POWER OF ATTORNEY

        The undersigned, a director of Oxford Industries, Inc. (the "Company"), does hereby constitute and appoint each of Thomas E. Campbell, Mary Margaret Heaton and Suraj A. Palakshappa, or any one of them, my true and lawful attorneys-in-fact for me and in my name for the purpose of executing on my behalf in any and all capacities the Company's Annual Report on Form 10-K for the fiscal year ended January 29, 2011, or any amendment or supplement thereto, and causing such Annual Report or any such amendment or supplement to be filed with the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended (the "Act"). In addition, each such attorney-in-fact shall have full power and authority to execute on my behalf in my capacity as a director of the Company subject to the reporting requirements of the Act, all Forms required to be filed by me under the Act, including Forms 3, 4 and 5, in accordance with the Act and the rules and regulations promulgated thereunder. In addition, each such attorney-in-fact shall have full power and authority to do and perform any and all acts on my behalf which may be necessary or desirable to complete, execute and timely file any such Forms with the U.S. Securities and Exchange Commission and any stock exchange or similar authority.

/s/ E. Jenner Wood III E. Jenner Wood III Date: March 28, 2011
State of: Georgia
County of: Fulton

On this 28th day of March, 2011, before me personally appeared E. Jenner Wood III, known to me to be the person named in this instrument, and acknowledged that he executed the same as his free act and deed.
/s/ Ellie Jean Twitty Notary Public
My Commission expires: September 12, 2012
[NOTARY SEAL]

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